                                                                   EXHIBIT 10.27

          THIS WARRANT AND THE SECURITIES SUBJECT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THE WARRANT AND/OR THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM.

No. W-_______
October 17, 1996

                           CONTINGENT STOCK WARRANT

                  To Subscribe for and Purchase Common Stock
                         of Corinthian Colleges, Inc.

          Corinthian Colleges, Inc., a Delaware corporation (the "Company"), has heretofore issued stock warrants to the person named below as the Initial Holder (the "Initial Holder") and has also issued 18,750 shares of its Class B Common Stock (the "Executive Stock") to certain executives of the Company pursuant to Executive Stock Agreements dated as of June 30, 1995, as amended (the "Executive Stock Agreements"). The Executive Stock Agreements provide that the shares of Executive Stock will vest, in whole or in part, upon the occurrence of certain specified events. In connection with various financing transactions in which the Company is engaged, the Company has agreed to permit the Initial Holder, or registered assigns, to purchase an amount of Common Stock from the Company based upon the degree to which the Executive Stock vests as provided herein.

          For purposes of this Contingent Stock Warrant:

          1. The "Initial Holder" of this Contingent Stock Warrant is The Prudential Insurance Company of America.

          2. The class of Common Stock which may be purchased under this Contingent Stock Warrant is A.

          3.  The "Participation Percentage" is 4.62693%.

          4.  The terms and conditions of (including the definitions contained
in) the Stock Subscription Warrant attached hereto as Exhibit A shall, except to the extent they are inconsistent with the terms and conditions hereof, apply to and govern this Contingent Stock Warrant.
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          THE COMPANY HEREBY CERTIFIES that the Holder may purchase from the
Company, at the price of $0.01 per share, that number of shares of Common Stock which equals the product of:

                           (A) the number of shares of Executive Stock which become vested under the Executive Stock Agreements, and

                           (B) the Participation Percentage.

          IN WITNESS WHEREOF, CORINTHIAN COLLEGES, INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of October 17, 1996.



                                               CORINTHIAN COLLEGES, INC.

                                               By: /s/ David G. Moore
                                                  ----------------------------

(CORPORATE SEAL)

Attest:

 /s/ Frank J. McCord
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